Exhibit 10.2

Compensatory Actions Taken by ALH Holding Inc. on April 22, 2010

On April 22, 2010, we granted 67,700 performance options (which we refer to below as the “new performance options”) to certain key employees, including our named executive officers. The number of new performance options received by our named executive officers were as follows: Mr. L’Esperance, 16,504; Mr. Spiller, 9,226; Mr. Schoeb, 9,182; Mr. Rounds, 8,435; and Mr. Brothers, 8,066. The new performance options have a per share exercise price equal to $160.00 and a ten year term. The new performance options will fully vest upon a change in control if the return to Ontario Teachers’ Pension Plan (“OTPP”) is at least two and one half times its invested capital, and will be forfeited and canceled if the return to OTPP is less than two times its invested capital; a percentage of the new performance options will vest based on linear interpolation if the return to OTPP is between the two measures. In consideration for the receipt of these new performance options, the employees forfeited for cancellation all performance options previously granted to them (50,963.798 options in total). In addition, on April 22, 2010, we granted 15,960 performance options (which we refer to below as the “new homerun options”) to certain key employees. None of our named executive officers received new homerun options. The new homerun options have a per share exercise price equal to $160.00, a ten year term, and will fully vest upon a change in control if (and only if) the return to OTPP is at least three times its invested capital (and, if such return threshold is not met, the new homerun options will be forfeited). To effect these option grants, we increased the number of shares of common stock reserved for issuance under our Amended and Restated ALH Holding Inc. Stock Incentive Plan by 60,000 shares, from 140,000 shares to 200,000 shares. In connection with the foregoing option grants, we also entered into an agreement with certain key employees (including our named executive officers) pursuant to which, if certain conditions are met, we would repurchase up to an aggregate of 50% of the shares of common stock owned by these employees. The repurchase would occur, if at all, on three annual repurchase dates, the first of which would occur in 2013.

The relevant agreements relating to these compensatory actions follow.

ALH Holding Inc.

AGREEMENT

This AGREEMENT (the “Agreement”) is made and entered into as of the 22nd day of April, 2010 (the “Effective Date”), by and between ALH Holding Inc., a Delaware corporation (the “Company”), and «Name» (the “Employee”).

WHEREAS, the Employee and the Company are parties to a Nonqualified Stock Option Agreement, dated as of «Date» (the “Stock Option Agreement”), which evidences the grant to the Employee, pursuant to the Company’s Amended and Restated Stock Incentive Plan (the “Plan”), of (i) options to purchase «Service_Options» shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), which become exercisable, if at all, as provided in Section 2(a) of the Stock Option Agreement (the “Service Options”) and (ii) options to purchase «Performance_Options» shares of Common Stock, which become exercisable, if at all, as provided in Section 2(b) of the Stock Option Agreement (the “Performance Options”);

WHEREAS, the Employee, the Company and Ontario Teachers’ Pension Plan Board, a corporation without share capital organized under the laws of Ontario, Canada (“OTTP”), are parties to a Stockholders Agreement, dated as of January 27, 2005 (the “Stockholders Agreement”);

WHEREAS, the Employee desires and intends to relinquish and forfeit any and all right, title and claim with respect to the Performance Options;

WHEREAS, the Company desires to grant options to purchase shares of Common Stock pursuant to the Plan, subject to the terms and conditions of the form of Nonqualified Stock Option Agreement attached hereto (the “New Performance Options”); and

WHEREAS, the Company and the Employee desire to make arrangements for the possible repurchase of up to an aggregate of 50% of the Employee’s Vested Shares (as defined herein), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the parties agree as follows:

1. Forfeiture of Performance Options. As set forth in an agreement of even date herewith, a copy of which is attached hereto, the Employee has agreed to forfeit the Performance Options.

2. Grant of New Performance Options. As set forth in, and subject to the terms and conditions of, the form of Nonqualified Stock Option Agreement attached hereto, the Company has granted to the Employee «New_Performance_Options» New Performance Options.

3. Repurchase of Employee’s Vested Shares. The Company shall, at the election of the Employee, repurchase up to 50% of the Employee’s Vested Shares at the times, and subject to the terms and conditions, set forth herein. For purposes of this Agreement, the “Vested Shares” shall mean the sum of (i) the shares of Common Stock owned by the Employee as of December 31, 2012 and (ii) the vested but unexercised Service Options held by the Employee as of December 31, 2012.

(a) Subject to the terms and conditions set forth herein, the repurchase of the Vested Shares shall be effected as follows:

(i) On or before January 31 of each of the calendar years 2013, 2014 and 2015, the Employee may elect, by delivery of written notices to the Company, that up to one-sixth of the Vested Shares will be subject to repurchase pursuant to this Agreement (the number of Vested Shares so elected, the “Repurchase Amount”). Such elections made pursuant to this Section 3(a)(i) shall be irrevocable unless otherwise determined by the Company.

(ii) On or before March 31 of each of the calendar years 2013, 2014 and 2015, the Company shall either (I) effect the repurchase of the Repurchase Amount or (II) deliver a Notice of Nonrepurchase to the Employee pursuant to Section 3(d).

(iii) If the Company delivers a Notice of Nonrepurchase pursuant to Section 3(d) with respect to the calendar years 2013 or 2014 (or both), the Repurchase Amount elected with respect to such year shall be carried forward for repurchase by the Company in the next following calendar year. If the Company delivers a Notice of Nonrepurchase pursuant to Section 3(d) with respect to the calendar years 2015, the Company’s obligation to repurchase any Vested Shares pursuant to this Agreement shall cease.

(b) Board Certification. In each of the calendar years 2013, 2014 and 2015, the Company shall effect the repurchase pursuant to this Section 3 provided that the Board of Directors of the Company (the “Board”) has determined, in good faith and in its sole discretion, that the following conditions have been satisfied:

(i) That, if a Change in Control (as defined in the Plan) were to have occurred on December 31 of the immediately preceding calendar year (the “Deemed Change in Control Date”), the Aggregate Share Value would be at least equal to the Aggregate Floor Value, as defined in Subsection (c) below;

(ii) That the repurchase is not reasonably likely to have any adverse effect on the Company;

(iii) That the Company’s current and anticipated cash position is sufficient to effect the repurchase in light of other current and anticipated cash commitments of the Company and its subsidiaries; and

(iv) That the repurchase of Vested Shares does not violate any credit agreement or other material agreement in effect between the Company or any of its subsidiaries and any third party.

(c) Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Aggregate Floor Value” means the product of (i) 2.0 times (ii) the cumulative amount of cash and other property directly or indirectly invested by OTPP in the Company.

“Aggregate Share Value” means the aggregate amount of cash and Marketable Securities that the Board determines in good faith and in its sole discretion would be received by OTPP in connection with a Change in Control, which shall be determined assuming that all Options issued under the Plan and outstanding at the date of a Change in Control (but excluding Options (including, without limitation, Options granted under the Stock Option Agreement and the attached forms of agreements) which by their terms are canceled in conjunction with the occurrence of a Change in Control) are exercised for cash immediately prior to the Deemed Change in Control Date and that any “in the money” securities convertible or exchangeable into, and all such other warrants, options and other rights exercisable for, shares of Common Stock would be so exchanged or converted immediately prior to the Deemed Change in Control Date. Aggregate Share Value shall include any cash or Marketable Securities that would be received prior to the Deemed Change in Control Date by OTPP arising from and directly related to OTPP’s ownership of Common Stock, including, but not limited to, OTPP’s receipt of cash or Marketable Securities in consideration for the sale of Common Stock or receipt of any cash dividend with respect to Common Stock by OTPP. (For this purpose, “Options” and “Marketable Securities” shall have the meanings set forth in the Plan.)

For avoidance of doubt, the principal amount of $15 million payable to OTPP by Alliance Finance LLC pursuant to the 17.0% Pay-in-Kind Note due 2013 (issued March 26, 2009), and any interest thereon, shall be excluded from the calculation of the Aggregate Floor Value and Aggregate Share Value.

(d) Right of Nonrepurchase; Notice of Nonrepurchase. In each of the calendar years 2013, 2014 and 2015, to the extent that the Board determines that the conditions in Section 3(b) have not been satisfied, the Company shall have the right to effect the repurchase of less than all of the Repurchase Amount, in which event the Company shall deliver a written notice to the Employee on or before March 31 of such year that informs the Employee of its determination and of the number of Vested Shares, if any, that the Company shall repurchase (the “Notice of Nonrepurchase”).

(e) Requirement of Continued Employment. As a further condition to the Company’s obligation to repurchase Vested Shares pursuant to this Agreement on any repurchase date, the Employee must remain continuously employed with the Company or a subsidiary of the Company from the date of this Agreement through such repurchase date[; provided, that such requirement of continued employment shall be waived and shall cease to apply if the Employee, after providing the Company with not less than 120 days advance notice of his intention to retire, retires with the written consent of the Company and on terms satisfactory to the Company (an “Approved Retirement”). Such terms may include, if requested by the Company, that the Employee serve as director or consultant to the Company. In addition, in the event of an Approved Retirement, the Board may, in its discretion, permit the Employee to retain all or a portion of the New Performance Options granted to the Employee, upon such terms and conditions as are determined by the Board]1.

(f) Method of Repurchase. The Company shall effect the repurchase pursuant to this Section 3 in accordance with the structure and procedures set forth below.

(i) Accounting Considerations. The Company shall have no obligation to repurchase any shares of Common Stock that have been owned by the Employee for less than six months, unless doing so will not result in a charge to the earnings of the Company or other negative accounting consequences (whether or not

[1]	This bracketed provision is only included for Tom L’Esperance and Jeff Brothers.

material). The Employee acknowledges that this required holding period may require the Employee to exercise the Service Options at a time when the Employee has no certainty that the shares of Common Stock acquired upon exercise will be repurchased.

(ii) Procedures. The Company shall effect the repurchase pursuant to this Section 3 substantially in accordance with the procedures set forth in Section 2.6 of the Stockholders Agreement for the purchase of Shares. The repurchase price for any Vested Shares repurchased pursuant to this Agreement shall be the “Fair Market Value” as of the date of repurchase (as defined in and determined pursuant to the Stockholders Agreement).

(g) Calculations. All calculations and other determinations required or contemplated by this Section 3 shall be made in the sole determination of the Board in good faith and shall be final and binding on the Company and the Employee.

(h) Public Offering. Notwithstanding the foregoing, following the consummation of a Public Offering (as defined in the Stockholders Agreement), the Company shall not be obligated to effect the repurchase pursuant to this Section 3.

4. Further Assurances. Following the Effective Date, each party shall, at the reasonable request of the other party, execute such further agreements or provide the requesting party with such further assurances so as to give full effect to this Agreement.

5. Miscellaneous.

(a) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, estates, successors (including, without limitation, by way of merger) and assigns. Notwithstanding the provisions of the immediately preceding sentence, the Employee shall not assign all or any portion of this Agreement without the prior written consent of the Company.

(b) Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, between them as to such subject matter. Except as modified hereby, the Stock Option Agreement shall remain in full force and effect in accordance with its terms. For avoidance of doubt, no provision of this Agreement shall be deemed to limit or impair any right of the Company under Stockholders Agreement.

(c) Severability. If any provision of this Agreement, or any application thereof to any circumstances, is invalid, in whole or in part, such provision or application shall to that extent be severable and shall not affect other provisions or applications of this Agreement.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to the principles of conflict of laws.

(e) Modifications and Waivers. No provision of this Agreement may be modified, altered or amended except by an instrument in writing executed by the parties hereto. No waiver by any party hereto of any breach by any other party hereto of any provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions at the time or at any prior or subsequent time.

(f) Headings. The headings contained herein are solely for the purposes of reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Employee has hereunto set the Employee’s hand, in each case effective as of the Effective Date.

ALH HOLDING INC.

By:
Name:
Title:

EMPLOYEE

«Name»

ALH Holding Inc.

AGREEMENT FOR THE FORFEITURE OF PERFORMANCE OPTIONS

This Agreement for the Forfeiture of Performance Options (this “Agreement”) is entered into this 22nd day of April, 2010 (the “Agreement Date”), by and between ALH Holding Inc., a Delaware Corporation (the “Company”), and «Name» (hereinafter referred to as the “Employee”).

WHEREAS, the Company and the Employee are parties to a nonqualified stock option agreement, dated as of «Date» (as it may be amended from time to time, the “Stock Option Agreement”), which evidences the grant to the Employee, pursuant to the ALH Holding Inc. Amended and Restated Stock Incentive Plan (the “Plan”), of (i) options to purchase «Service_Options» shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), which become exercisable, if at all, as provided in Section 2(a) of the Stock Option Agreement (the “Service Options”) and (ii) options to purchase «Performance_Options» shares of Common Stock, which become exercisable, if at all, as provided in Section 2(b) of the Stock Option Agreement (the “Performance Options”); and

WHEREAS, the Employee and the Company intend hereby to voluntarily forfeit and cancel all, and not less than all, of the Performance Options.

NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1. Forfeiture of Performance Options. Effective as of the Agreement Date, the Employee, on behalf of the Employee and the Employee’s heirs, executors, administrators and assigns, hereby irrevocably relinquishes and releases any and all right, title and claim in, to and with respect to all, and not less than all, of the Performance Options (the “Forfeited Performance Options”) and agrees that the Forfeited Performance Options shall be irrevocably cancelled and forfeited without any payment of consideration therefor.

2. Effectiveness of Agreement. With respect to the Service Options, the Stock Option Agreement shall continue in full force and effect in accordance with its terms.

3. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

4. Section and Other Headings. The section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first written above.

ALH HOLDING INC.

By:
Name:
Title:

EMPLOYEE

«Name»

ALH Holding Inc.

NONQUALIFIED STOCK OPTION AGREEMENT

(New Performance Options)

NON-QUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), dated as of April 22, 2010 between ALH Holding Inc., a Delaware corporation (the “Company”), and «Name» (the “Employee”), pursuant to the ALH Holding Inc. Stock Incentive Plan, as in effect and as amended from time to time (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

WHEREAS, the Company desires to grant options to purchase shares of its common stock, par value $.01 per share (the “Common Stock”) to certain key employees of the Company;

WHEREAS, the Company has adopted the Plan in order to effect such grants; and

WHEREAS, the Employee is a key employee as contemplated by the Plan, and the Committee has determined that it is in the interest of the Company to grant these options to the Employee.

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein and in the Plan, the parties hereto agree as follows:

1. Confirmation of Grant, Option Price.

(a) Confirmation of Grant. The Company hereby evidences and confirms the grant to the Employee, effective as of the date hereof (the “Grant Date”), of options to purchase from the Company «Options» shares of Common Stock, which shall become exercisable, if at all, as provided in Section 2(a) (the “Options”).

(b) Option Price. The Options shall have an option price of $160.00 per share (the “Option Price”), which is not less than the Fair Market Value per share of the Common Stock on the Grant Date.

(c) Options Subject to Plan. The Options granted pursuant to this Agreement are subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement. By signing this Agreement, the Employee acknowledges that he has been provided a copy of the Plan and has had the opportunity to review such Plan.

(d) Character of Options. The Options granted hereunder are not intended to be “incentive stock options” within the meaning of section 422 of the Internal Revenue Code of 1986, as amended.

2. Exercisability.

(a) Performance Vesting. Subject to the other terms and conditions of this Agreement, the Options shall vest and become exercisable, if at all, based on achievement of the following performance criteria:

(i) If the Aggregate Share Value is equal to or greater than the Aggregate Ceiling Value, 100% of the Options shall become exercisable upon the occurrence of a Change in Control;

(ii) If the Aggregate Share Value is greater than the Aggregate Floor Value but less than the Aggregate Ceiling Value, a percentage of the Options between 0% and 100% shall become exercisable upon the occurrence of a Change in Control, as determined based on linear interpolation; and

(iii) If the Aggregate Share Value is equal to or less than the Aggregate Floor Value, 0% of the Options shall become exercisable upon the occurrence of a Change in Control.

Options that do not vest by reason of satisfaction of the foregoing performance criteria shall lapse and be cancelled upon the Change in Control without payment therefor.

(b) Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Aggregate Floor Value” means the product of (i) 2.0 times (ii) the cumulative amount of cash and other property directly or indirectly invested by OTPP in the Company.

“Aggregate Ceiling Value” means the product of (i) 2.5 times (ii) the cumulative amount of cash and other property directly or indirectly invested by OTPP in the Company.

“Aggregate Share Value” means the aggregate amount of cash and Marketable Securities received by OTPP in connection with any Change in Control, which shall be determined assuming that all Options issued under the Plan and outstanding at the date of the Change in Control (but excluding Options (including, without limitation, Options granted hereunder) which by their terms are canceled in conjunction with the occurrence of such Change in Control) are exercised for cash immediately prior to the Change in Control and that any “in the money” securities convertible or exchangeable into, and all such other warrants, options and other rights exercisable for, shares of Common Stock are so exchanged or converted immediately prior to the Change in Control. Aggregate Share Value shall include any cash or Marketable Securities received prior to such Change in Control by OTPP arising from and directly related to OTPP’s ownership of Common Stock, including, but not limited to, OTPP’s receipt of cash or Marketable Securities in consideration for the sale of Common Stock or receipt of any cash dividend with respect to Common Stock by OTPP.

For avoidance of doubt, the principal amount of $15 million payable to OTPP by Alliance Finance LLC pursuant to the 17.0% Pay-in-Kind Note due 2013 (issued March 26, 2009), and any interest thereon, shall be excluded from the calculation of Aggregate Floor Value, Aggregate Ceiling Value and Aggregate Share Value.

(c) Normal Expiration Date. Unless the Options earlier terminate in accordance with Sections 2, 4 or 5, the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Expiration Date”). Once Options have become exercisable pursuant to this Section 2, such Options may be exercised, subject to the provisions hereof, at any time and from time to time until the Normal Expiration Date.

(d) Calculations. All calculations required or contemplated by this Section 2 shall be made in the sole determination of the Committee in good faith and shall be final and binding on the Company and the Employee.

3. Method of Exercise and Payment.

All or part of the exercisable Options may be exercised by the Employee upon (a) the Employee’s written notice to the Company of exercise, (b) the Employee’s payment of the Option Price in full at the time of exercise (i) in cash or cash equivalents, (ii) in unencumbered Shares owned by the Employee for at least six (6) months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings) having a Fair Market Value on the date of exercise equal to such Option Price, (iii) in a combination of cash and Common Stock or (iv) in accordance with such procedures or in such other form as the Committee shall from time to time determine and (c) if such Options are exercised prior to a Public Offering, the Employee’s execution of the Stockholders Agreement and the Registration Rights Agreement in order to become a party to such agreements with respect to the shares of Common Stock issuable upon the exercise of such Options. As soon as practicable after receipt of a written exercise notice and payment in full of the exercise price of any exercisable Options and, if applicable, receipt of evidence of the Employee’s execution of the Stockholders Agreement and Registration Rights Agreement in accordance with this Section 3, but subject to Section 5 below, the Company shall deliver to the Employee a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof, registered in the name of the Employee, provided that, if the Company, in its sole discretion, shall determine that, under applicable securities laws, any certificates issued under this Section 3 must bear a legend restricting the transfer of such Common Stock, such certificates shall bear the appropriate legend.

4. Termination of Employment.

(a) Termination of Employment other than for Cause. Unless otherwise determined by the Committee, (i) in the event that the Employee’s employment with the Company or any Subsidiary terminates for any reason other than a termination by reason of the Employee’s death, Disability or Retirement (each, a “Special Termination”) or a termination for Cause, any Options held by the Employee which are exercisable at the date of the Employee’s termination of employment shall be exercisable at any time up until the 60th day following the Employee’s termination of employment (or, in the event that the Employee dies after terminating his employment, but within the period during which the Options would otherwise be exercisable hereunder, the 120th day after the date of the Employee’s death) or the Normal Expiration Date of the Options, whichever period is shorter, and (ii) in the event that the Employee’s employment with the Company or any Subsidiary terminates by reason of a Special Termination, any Options held by the Employee that are exercisable as of the date of such Special Termination may be exercised by the Employee or the Employee’s beneficiary as designated in accordance with Section 8, or if no such beneficiary is named, by the Employee’s estate, at any time prior to one (1) year following the Employee’s termination of employment or the Normal Expiration Date of the Options, whichever period is shorter. Unless otherwise determined by the Committee, any Options held by the Employee which are not then exercisable at the time of the Employee’s termination of employment shall terminate and be canceled immediately upon such termination of employment.

(b) Termination for Cause. Unless otherwise determined by the Committee, in the event that the Employee’s employment with the Company or any Subsidiary is terminated for Cause, all Options held by the Employee, whether or not then exercisable, shall terminate and be canceled immediately upon such termination of employment.

(c) Committee Discretion. Notwithstanding anything else contained herein to the contrary, the Committee may at any time extend the post-termination exercise period of all or any portion of the Options up to and including, but not beyond, the Normal Expiration Date of such Options.

5. Change in Control.

(a) Accelerated Vesting and Payment. Unless the Committee shall otherwise determine in the manner set forth in Section 5(b), in the event of a Change in Control, each outstanding Performance Option which becomes exercisable pursuant to Section 2 shall be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the Option Price.

(b) Alternative Options. Notwithstanding Section 5(a), no cancellation, cash settlement or other payment shall occur with respect to any Option in connection with a Change in Control if the Committee reasonably determines in good faith, prior to the occurrence of such Change in Control, that such Option shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an “Alternative Option”) by the new employer, provided that any such Alternative Option must:

(i) provide for the accelerated vesting of such Options that would otherwise have been canceled pursuant to Section 5(a) (to the extent not previously vested at the time of the Change in Control);

(ii) provide the Employee that held such Option with other rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option; and

(iii) have substantially equivalent economic value to such Option (determined at the time of the Change in Control).

(c) Limitation on Benefits. Notwithstanding anything contained in this Option agreement or the Plan to the contrary (i) to the extent that any of the payments and benefits provided for under the Plan, this Option agreement or any other agreement or arrangement between the Company and the Employee (collectively, the “Payments”) would constitute a “parachute payment” within the meaning of section 280G of the Code, the amount of such Payments shall be reduced to the amount that would result in no portion of the Payments being subject to the excise tax imposed pursuant to section 4999 of the Code and (ii) if and to the extent any Payments in respect of the Service Options would, absent application of this clause (ii), be an “excess parachute payment” within the meaning of section 280G of the Code (and the regulations promulgated thereunder), such Service Options shall not accelerate in the event of a Change in Control (notwithstanding Section 5(a)), and shall be honored, assumed or new rights substituted therefor by the new employer in such Change in Control in accordance with Section 5(b). If Payments that would otherwise be reduced or eliminated, as the case may be, pursuant to the immediately preceding sentences would not be so reduced or eliminated, as the case may be, if the shareholder approval requirements of section

280G(b)(5) of the Code are capable of being satisfied, the Company shall use its reasonable best efforts to cause such payments to be submitted for such approval prior to the Change in Control giving rise to such payments.

6. Tax Withholding.

Whenever Common Stock is to be issued pursuant to the exercise of an Option or any cash payment is to be made hereunder, the Company or any Subsidiary shall have the power to withhold, or require the Employee to remit to the Company or such Subsidiary, an amount (in cash or in shares of Common Stock otherwise deliverable to the Employee upon Option exercise) sufficient to satisfy the statutory minimum federal, state, and local withholding tax requirements relating to such transaction, and the Company or such Subsidiary may defer payment of cash or issuance of Common Stock until such requirements are satisfied.

7. Nontransferability of Awards.

No Options granted hereby may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or, on such terms and conditions as the Committee shall establish, to a Permitted Transferee. All rights with respect to Options granted to the Employee hereunder shall be exercisable during his lifetime only by such Employee or, if permitted by the Committee, a Permitted Transferee. Following the Employee’s death, all rights with respect to Options that were exercisable at the time of the Employee’s death and have not terminated shall be exercised by his designated beneficiary, his estate or, if permitted by the Committee, a Permitted Transferee.

8. Beneficiary Designation.

The Employee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan and this Agreement is to be exercised in case of his death. Each designation will revoke all prior designations by the Employee, shall be in a form reasonably prescribed by the Committee, and will be effective only when filed by the Employee in writing with the Committee during his lifetime. If no beneficiary is named, or if a named beneficiary does not survive the Employee, Section 9.2 of the Plan shall determine who may exercise the Employee’s rights under the Plan.

9. Adjustment in Capitalization.

The aggregate number of shares of Common Stock subject to outstanding Option grants, the respective Option exercise prices and/or vesting criteria applicable to outstanding Options, shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee any Adjustment Event. All determinations and calculations required under this Section 9 shall be made in the sole discretion of the Committee.

10. Requirements of Law.

The issuance of shares of Common Stock pursuant to the Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No shares of Common Stock shall be issued upon exercise of any Options granted hereunder, if such exercise would result in a violation of applicable law, including the U.S. federal securities laws and any applicable state or foreign securities laws.

11. No Guarantee of Employment.

Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Employee’s employment at any time, or confer upon the Employee any right to continue in the employ of the Company or any Subsidiary.

12. No Rights as Stockholder.

Except as otherwise required by law, the Employee shall not have any rights as a stockholder with respect to any shares of Common Stock covered by the Options granted hereby until such time as the shares of Common Stock issuable upon exercise of such Options have been so issued. Notwithstanding anything else contained herein to the contrary, the exercise of any portion of the Options conveyed hereby is expressly conditioned upon the Employee becoming a party to the Stockholders Agreement and the Registration Rights Agreement with respect to any shares of Common Stock to be acquired upon such exercise.

13. Restrictions on Sale Upon Public Offering.

Except as otherwise provided in the Registration Rights Agreement, the Employee agrees that, in the event that the Company files a registration statement under the Act with respect to a public offering of any shares of its capital stock, the Employee will not effect any sale or distribution of any shares of the Common Stock including, but not limited to, pursuant to Rule 144 under the Act, within seven days prior to and 180 days (or such shorter period as the managing underwriter for any underwritten offering may agree) after the effective date of the registration statement relating to such registration (the “Trigger Date”), except as part of such registration or unless, in the case of a sale or distribution not involving a public offering, the transferee agrees in writing to be subject to this Section 13; provided that, with respect to any shelf registration statement on Form S-3, the Trigger Date shall be the pricing of any offering made under such registration statement and the Employee agrees to execute a customary holdback agreement with the underwriters for any such public offering.

14. Interpretation; Construction.

Any determination, interpretation or action made or taken (including any failure to make any determination or interpretation, or take any other action) by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. Except as otherwise expressly provided in the Plan, in the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

15. Amendments.

(a) (a) In General. The Committee may, at its sole discretion, at any time and from time to time alter or amend this Agreement and the terms and conditions of any unvested Options (but not any previously granted vested Options) in whole or in part, including without limitation, amending the criteria for vesting and exercisability set forth in Section 2 hereof, substituting alternative vesting and exercisability criteria and imposing certain blackout periods on Options, provided, however, that (i) such alteration, amendment, suspension or termination shall preserve the economic value, and vesting and exercisability, as determined by the Committee in its sole good faith discretion, of any previously granted Option and (ii) the Committee shall only be permitted to alter, amend, suspend or terminate previously granted unvested Options with the consent of the holders of a majority of such Options. The Company shall give written notice to the Employee of any such alteration or amendment of this Agreement as promptly as practicable after the adoption thereof. This Agreement may also be amended by a writing signed by both the Company and the Employee.

(b) Public Offering. Unless otherwise determined by the Committee, in the event of a Public Offering, the Committee shall amend this Agreement to provide for (i) subject to Section 15(a) above, the substitution of the exercisability criteria set forth in Section 2 with criteria based on stock price and (ii) the imposition of certain blackout periods, in each case, as the Committee shall determine to be appropriate; provided, however that such amendments shall preserve the economic value, and vesting and exercisability, as determined by the Committee in its sole good faith discretion.

16. Miscellaneous.

(a) (a) Notices. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally,

(ii) mailed, certified or registered mail with postage prepaid, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by fax, as follows:

(i) If to the Company, to it:

ALH Holding Inc.

c/o Ontario Teachers’ Pension Plan Board

5650 Yonge Street

Toronto, Ontario M2M 4H5

Fax No.: (416) 730-3771

Attn: General Counsel

Fax No.: (416) 730-5082

Attn: Shael J. Dolman

Nicole Musicco

with a copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Fax: (212) 909-6836

Attn: Margaret A. Davenport

and

Alliance Laundry Systems LLC

Shepard Street, P.O. Box 990

Ripon, Wisconsin 54971-0990

Fax: (920) 748-4334

Attn: Scott L. Spiller

(ii) If to the Employee, to the Employee’s last known home address, or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by fax, on the day delivered, provided that such delivery is confirmed.

(b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c) Waiver. Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(d) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

(e) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

(g) FOR FLORIDA PURCHASERS. PURCHASERS OF SECURITIES THAT ARE EXEMPTED FROM REGISTRATION BY SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT HAVE THE RIGHT TO VOID THEIR PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION UNLESS SALES ARE MADE TO FEWER THAN FIVE (5) PURCHASERS IN FLORIDA (NOT COUNTING INSTITUTIONAL INVESTORS DESCRIBED IN SECTION 517.061(7)).

(h) Accredited Investor Status. The Employee is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Act.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Employee have duly executed this Agreement as of the date first above written.

ALH HOLDING INC.

By:
Name:
Title:

EMPLOYEE

«Name»

ALH Holding Inc.

NONQUALIFIED STOCK OPTION AGREEMENT

(New Homerun Options)

NON-QUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), dated as of April 22, 2010 between ALH Holding Inc., a Delaware corporation (the “Company”), and «Name» (the “Employee”), pursuant to the ALH Holding Inc. Stock Incentive Plan, as in effect and as amended from time to time (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

WHEREAS, the Company desires to grant options to purchase shares of its common stock, par value $.01 per share (the “Common Stock”) to certain key employees of the Company;

WHEREAS, the Company has adopted the Plan in order to effect such grants; and

WHEREAS, the Employee is a key employee as contemplated by the Plan, and the Committee has determined that it is in the interest of the Company to grant these options to the Employee.

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein and in the Plan, the parties hereto agree as follows:

1. Confirmation of Grant, Option Price.

(a) Confirmation of Grant. The Company hereby evidences and confirms the grant to the Employee, effective as of the date hereof (the “Grant Date”), of options to purchase from the Company «Options» shares of Common Stock, which shall become exercisable, if at all, as provided in Section 2(a) (the “Options”).

(b) Option Price. The Options shall have an option price of $160.00 per share (the “Option Price”), which is not less than the Fair Market Value per share of the Common Stock on the Grant Date.

(c) Options Subject to Plan. The Options granted pursuant to this Agreement are subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement. By signing this Agreement, the Employee acknowledges that he has been provided a copy of the Plan and has had the opportunity to review such Plan.

(d) Character of Options. The Options granted hereunder are not intended to be “incentive stock options” within the meaning of section 422 of the Internal Revenue Code of 1986, as amended.

2. Exercisability.

(a) Performance Vesting. Subject to the other terms and conditions of this Agreement, the Options shall vest and become exercisable, if at all, upon the occurrence of a Change in Control if the Aggregate Share Value is at least equal to the Aggregate Floor Value. Options that do not vest by reason of satisfaction of the foregoing criteria shall lapse and be cancelled upon the Change in Control without payment therefor.

(b) Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Aggregate Floor Value” means the product of (i) 3.0 times (ii) the cumulative amount of cash and other property directly or indirectly invested by OTPP in the Company.

“Aggregate Share Value” means the aggregate amount of cash and Marketable Securities received by OTPP in connection with any Change in Control, which shall be determined assuming that all Options issued under the Plan and outstanding at the date of the Change in Control (but excluding Options (including, without limitation, Options granted hereunder) which by their terms are canceled in conjunction with the occurrence of such Change in Control) are exercised for cash immediately prior to the Change in Control and that any “in the money” securities convertible or exchangeable into, and all such other warrants, options and other rights exercisable for, shares of Common Stock are so exchanged or converted immediately prior to the Change in Control. Aggregate Share Value shall include any cash or Marketable Securities received prior to such Change in Control by OTPP arising from and directly related to OTPP’s ownership of Common Stock, including, but not limited to, OTPP’s receipt of cash or Marketable Securities in consideration for the sale of Common Stock or receipt of any cash dividend with respect to Common Stock by OTPP.

For avoidance of doubt, the principal amount of $15 million payable to OTPP by Alliance Finance LLC pursuant to the 17.0% Pay-in-Kind Note due 2013 (issued March 26, 2009), and any interest thereon, shall be excluded from the calculation of Aggregate Floor Value and Aggregate Share Value.

(c) Normal Expiration Date. Unless the Options earlier terminate in accordance with Sections 2, 4 or 5, the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Expiration Date”). Once Options have become exercisable pursuant to this Section 2, such Options may be exercised, subject to the provisions hereof, at any time and from time to time until the Normal Expiration Date.

(d) Calculations. All calculations required or contemplated by this Section 2 shall be made in the sole determination of the Committee in good faith and shall be final and binding on the Company and the Employee.

3. Method of Exercise and Payment.

All or part of the exercisable Options may be exercised by the Employee upon (a) the Employee’s written notice to the Company of exercise, (b) the Employee’s payment of the Option Price in full at the time of exercise (i) in cash or cash equivalents, (ii) in unencumbered Shares owned by the Employee for at least six (6) months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings) having a Fair Market Value on the date of exercise equal to such Option Price, (iii) in a combination of cash and Common Stock or (iv) in accordance with such procedures or in such other form as the Committee shall from time to time determine and (c) if such Options are exercised prior to a Public Offering, the Employee’s execution of the Stockholders Agreement and the Registration Rights Agreement in order to become a party to such agreements with respect to the shares of Common Stock issuable upon the exercise of such Options. As soon as practicable after receipt of a written exercise notice and payment in full of the exercise price of any exercisable Options and, if applicable, receipt of evidence of the Employee’s execution of the Stockholders Agreement and Registration Rights Agreement in accordance with this Section 3, but subject to Section 5 below, the Company shall deliver to the Employee a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof, registered in the name of the Employee, provided that, if the Company, in its sole discretion, shall determine that, under applicable securities laws, any certificates issued under this Section 3 must bear a legend restricting the transfer of such Common Stock, such certificates shall bear the appropriate legend.

4. Termination of Employment.

(a) Termination of Employment other than for Cause. Unless otherwise determined by the Committee, (i) in the event that the Employee’s employment with the Company or any Subsidiary terminates for any reason other than a termination by reason of the Employee’s death, Disability or Retirement (each, a “Special Termination”) or a termination for Cause, any Options held by the Employee which are exercisable at the date of the Employee’s termination of employment shall be exercisable at any time up until the 60th day following the Employee’s termination of employment (or, in the event that the Employee dies after terminating his employment, but within the period during which the Options would otherwise be exercisable hereunder, the 120th day after the date of the Employee’s death) or the Normal Expiration Date of the Options, whichever period is shorter, and (ii) in the event that the Employee’s employment with the Company or any Subsidiary terminates by reason of a Special Termination, any Options held by the Employee that are exercisable as of the date of such Special Termination may be exercised by the Employee or the Employee’s beneficiary as designated in accordance with Section 8, or if no such beneficiary is named, by the Employee’s estate, at any time prior to one (1) year following the Employee’s termination of employment or the Normal Expiration Date of the Options, whichever period is shorter. Unless otherwise determined by the Committee, any Options held by the Employee which are not then exercisable at the time of the Employee’s termination of employment shall terminate and be canceled immediately upon such termination of employment.

(b) Termination for Cause. Unless otherwise determined by the Committee, in the event that the Employee’s employment with the Company or any Subsidiary is terminated for Cause, all Options held by the Employee, whether or not then exercisable, shall terminate and be canceled immediately upon such termination of employment.

(c) Committee Discretion. Notwithstanding anything else contained herein to the contrary, the Committee may at any time extend the post-termination exercise period of all or any portion of the Options up to and including, but not beyond, the Normal Expiration Date of such Options.

5. Change in Control.

(a) Accelerated Vesting and Payment. Unless the Committee shall otherwise determine in the manner set forth in Section 5(b), in the event of a Change in Control, each outstanding Option which becomes exercisable pursuant to Section 2 shall be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the Option Price.

(b) Alternative Options. Notwithstanding Section 5(a), no cancellation, cash settlement or other payment shall occur with respect to any Option in connection with a Change in Control if the Committee reasonably determines in good faith, prior to the occurrence of such Change in Control, that such Option shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an “Alternative Option”) by the new employer, provided that any such Alternative Option must:

(i) provide for the accelerated vesting of such Options that would otherwise have been canceled pursuant to Section 5(a) (to the extent not previously vested at the time of the Change in Control);

(ii) provide the Employee that held such Option with other rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option; and

(iii) have substantially equivalent economic value to such Option (determined at the time of the Change in Control).

(c) Limitation on Benefits. Notwithstanding anything contained in this Option agreement or the Plan to the contrary (i) to the extent that any of the payments and benefits provided for under the Plan, this Option agreement or any other agreement or arrangement between the Company and the Employee (collectively, the “Payments”) would constitute a “parachute payment” within the meaning of section 280G of the Code, the amount of such Payments shall be reduced to the amount that would result in no portion of the Payments being subject to the excise tax imposed pursuant to section 4999 of the Code and (ii) if and to the extent any Payments in respect of the Options would, absent application of this clause (ii), be an “excess parachute payment” within the meaning of section 280G of the Code (and the regulations promulgated thereunder), such Options shall not accelerate in the event of a Change in Control (notwithstanding Section 5(a)), and shall be honored, assumed or new rights substituted therefor by the new employer in such Change in Control in accordance with Section 5(b). If Payments that would otherwise be reduced or eliminated, as the case may be, pursuant to the immediately preceding sentences would not be so reduced or eliminated, as the case may be, if the shareholder approval requirements of section 280G(b)(5) of the Code are capable of being satisfied, the Company shall use its reasonable best efforts to cause such payments to be submitted for such approval prior to the Change in Control giving rise to such payments.

6. Tax Withholding.

Whenever Common Stock is to be issued pursuant to the exercise of an Option or any cash payment is to be made hereunder, the Company or any Subsidiary shall have the power to withhold, or require the Employee to remit to the Company or such Subsidiary, an amount (in cash or in shares of Common Stock otherwise deliverable to the Employee upon Option exercise) sufficient to satisfy the statutory minimum federal, state, and local withholding tax requirements relating to such transaction, and the Company or such Subsidiary may defer payment of cash or issuance of Common Stock until such requirements are satisfied.

7. Nontransferability of Awards.

No Options granted hereby may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or, on such terms and conditions as the Committee shall establish, to a Permitted Transferee. All rights with respect to Options granted to the Employee hereunder shall be exercisable during his lifetime only by such Employee or, if permitted by the Committee, a Permitted Transferee. Following the Employee’s death, all rights with respect to Options that were exercisable at the time of the Employee’s death and have not terminated shall be exercised by his designated beneficiary, his estate or, if permitted by the Committee, a Permitted Transferee.

8. Beneficiary Designation.

The Employee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan and this Agreement is to be exercised in case of his death. Each designation will revoke all prior designations by the Employee, shall be in a form reasonably prescribed by the Committee, and will be effective only when filed by the Employee in writing with the Committee during his lifetime. If no beneficiary is named, or if a named beneficiary does not survive the Employee, Section 9.2 of the Plan shall determine who may exercise the Employee’s rights under the Plan.

9. Adjustment in Capitalization.

The aggregate number of shares of Common Stock subject to outstanding Option grants, the respective Option exercise prices and/or vesting criteria applicable to outstanding Options, shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee any Adjustment Event. All determinations and calculations required under this Section 9 shall be made in the sole discretion of the Committee.

10. Requirements of Law.

The issuance of shares of Common Stock pursuant to the Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No shares of Common Stock shall be issued upon exercise of any Options granted hereunder, if such exercise would result in a violation of applicable law, including the U.S. federal securities laws and any applicable state or foreign securities laws.

11. No Guarantee of Employment.

Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Employee’s employment at any time, or confer upon the Employee any right to continue in the employ of the Company or any Subsidiary.

12. No Rights as Stockholder.

Except as otherwise required by law, the Employee shall not have any rights as a stockholder with respect to any shares of Common Stock covered by the Options granted hereby until such time as the shares of Common Stock issuable upon exercise of such Options have been so issued. Notwithstanding anything else contained herein to the contrary, the exercise of any portion of the Options conveyed hereby is expressly conditioned upon the Employee becoming a party to the Stockholders Agreement and the Registration Rights Agreement with respect to any shares of Common Stock to be acquired upon such exercise.

13. Restrictions on Sale Upon Public Offering.

Except as otherwise provided in the Registration Rights Agreement, the Employee agrees that, in the event that the Company files a registration statement under the Act with respect to a public offering of any shares of its capital stock, the Employee will not effect any sale or distribution of any shares of the Common Stock including, but not limited to, pursuant to Rule 144 under the Act, within seven days prior to and 180 days (or such shorter period as the managing underwriter for any underwritten offering may agree) after the effective date of the registration statement relating to such registration (the “Trigger Date”), except as part of such registration or unless, in the case of a sale or distribution not involving a public offering, the transferee agrees in writing to be subject to this Section 13; provided that, with respect to any shelf registration statement on Form S-3, the Trigger Date shall be the pricing of any offering made under such registration statement and the Employee agrees to execute a customary holdback agreement with the underwriters for any such public offering.

14. Interpretation; Construction.

Any determination, interpretation or action made or taken (including any failure to make any determination or interpretation, or take any other action) by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. Except as otherwise expressly provided in the Plan, in the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

15. Amendments.

(a) In General. The Committee may, at its sole discretion, at any time and from time to time alter or amend this Agreement and the terms and conditions of any unvested Options (but not any previously granted vested Options) in whole or in part, including without limitation, amending the criteria for vesting and exercisability set forth in Section 2 hereof, substituting alternative vesting and exercisability criteria and imposing certain blackout periods on Options, provided, however, that (i) such alteration, amendment, suspension or termination shall preserve the economic value, and vesting and exercisability, as determined by the Committee in its sole good faith discretion, of any previously granted Option and (ii) the Committee shall only be permitted to alter, amend, suspend or terminate previously granted unvested Options with the consent of the holders of a majority of such Options. The Company shall give written notice to the Employee of any such alteration or amendment of this Agreement as promptly as practicable after the adoption thereof. This Agreement may also be amended by a writing signed by both the Company and the Employee.

(b) Public Offering. Unless otherwise determined by the Committee, in the event of a Public Offering, the Committee shall amend this Agreement to provide for (i) subject to Section 15(a) above, the substitution of the exercisability criteria set forth in Section 2 with criteria based on stock price and (ii) the imposition of certain blackout periods, in each case, as the Committee shall determine to be appropriate; provided, however that such amendments shall preserve the economic value, and vesting and exercisability, as determined by the Committee in its sole good faith discretion.

16. Miscellaneous.

(a) Notices. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed, certified or registered mail with postage prepaid, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by fax, as follows:

(i) If to the Company, to it:

ALH Holding Inc.

c/o Ontario Teachers’ Pension Plan Board

5650 Yonge Street

Toronto, Ontario M2M 4H5

Fax No.: (416) 730-3771

Attn: General Counsel

Fax No.: (416) 730-5082

Attn: Shael J. Dolman

Nicole Musicco

with a copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Fax: (212) 909-6836

Attn: Margaret A. Davenport

and

Alliance Laundry Systems LLC

Shepard Street, P.O. Box 990

Ripon, Wisconsin 54971-0990

Fax: (920) 748-4334

Attn: Scott L. Spiller

(ii) If to the Employee, to the Employee’s last known home address, or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by fax, on the day delivered, provided that such delivery is confirmed.

(b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c) Waiver. Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(d) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

(e) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

(g) FOR FLORIDA PURCHASERS. PURCHASERS OF SECURITIES THAT ARE EXEMPTED FROM REGISTRATION BY SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT HAVE THE RIGHT TO VOID THEIR PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION UNLESS SALES ARE MADE TO FEWER THAN FIVE (5) PURCHASERS IN FLORIDA (NOT COUNTING INSTITUTIONAL INVESTORS DESCRIBED IN SECTION 517.061(7)).

(h) Accredited Investor Status. The Employee is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Act.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Employee have duly executed this Agreement as of the date first above written.

ALH HOLDING INC.

By:
Name:
Title:

EMPLOYEE

«Name»